Summary of Significant Accounting Policies (Deferred Financing Costs, Net of Accumulated Amortization) (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Deferred financing costs	$ 18,226	$ 9,159	$ 10,165
Accumulated amortization	(3,761)	(1,867)	(3,309)
Deferred financing costs, net	$ 14,465	$ 7,292	$ 6,856